FOIA CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.2
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

Contract Page 22 of 64 UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

ontract Page 49a of 64 UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

ontract Page 49b of 64 UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

NSN  7540-01-152-8067

OPTIONAL FORM 336 (4-86)

Sponsored by GS NSN  7540-01-152-8067

A FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1 1. CONTRACT ID CODE	PAGE OF PAGES
1 | 6

2. AMENDMENT/MODIFICATION NO. P00018	3. EFFECTIVE DATE 03/18/2015	4. REQUISITION/PURCHASE REQ. NO.,5. PROJECT NO. (If applicable) See Schedule
6. ISSUED BYCODE	HM0210	7. ADMINISTERED BY (If other than Item 6) CODE [**Redacted**] [**Redacted**]
[**Redacted**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) DIGITALGLOBE, INC. Attn: DIGITALGLOBE, INC. 1601 DRY CREEK DRIVE SUITE 260 LONGMONT CO 805036493		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
10B. DATED (SEE ITEM 13) 07/30/2013
CODE1CGQ7	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers         ☐ is extended.     ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning                                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.   FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER   If by virtue of this amendment you desire to change an offer already submitted , such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment  and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)	Net Increase:	[**REDACTED**]
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER  IS MODIFIED TO REFLECT THE ADMINISTRATIVE  CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTALAGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
x	D. OTHER (Specify type of modification and authority) Incremental Funding IAW Paragraph B.10 and Paragraph B.16

E. IMPORTANT:Contractor        ☒is not.   ☐     is required to sign this document and return                               0     copies to the issuing office .

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:31-1420852

DUNS Number:789638418

The purpose of this modification is to (1) provide incremental funding in the amount of [**REDACTED**] under CLIN 0401, Service Level Agreement; (2) provide incremental funding in the amount of [**REDACTED**] under CLIN 0406, System Engineering Services Support; (3) make an administrative correction to Section B, Supplies or Services and Prices/Costs, Paragraph B.7, CLIN Series 0800 and 0900; and (4) correct the item description of SubCLIN 040106 to read Commercial Satellite Imagery - SLA Funding. Total funding obligated under the contract increases by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The total value of the contract remains unchanged.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect of person authorized to sign)
15A. NAME AND TITLE OF SIGNER (Type or print) [**REDACTED**]		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**REDACTED**]
15B. CONTRACTOR/OFFEROR [**REDACTED**] (Signature of person authorized to sign)	15C. DATE SIGNED [**Redacted**]	[**REDACTED**]	16C. DATE SIGNED [**REDACTED**]

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00018	PAGE OF
		2	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 22 and 23 are attached hereto):

a.Under CLIN 0401, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**]from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price is unchanged.

b.Under CLIN 0406, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased to [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price is unchanged.

c.Under Subtotal Contract Year 5, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price is unchanged.

d.Under CLIN Series 0800, Subtotal Contract Year 9, the Maximum Total Price column and the Unfunded Amount column are corrected to read [**REDACTED](a decrease of [**REDACTED**], reference Contract Modification HM0210-10-C-0002-P00012 which decreased CLIN 0805 from [**REDACTED**] to [**REDACTED**] and Contract Modification HM0210-10-C-0002-P00015 which incorrectly re-included the [**REDACTED**] back into the Subtotal Contract Year 9 columns and subsequently carried over into the reissued current contract).

e.Under CLIN Series 0900, Subtotal Contract Year 10, the Maximum Total Price column and the Unfunded Amount column are corrected to read [**REDACTED**](a decrease of [**REDACTED**], reference Contract Modification

HM0210-10-C-0002-P00012 which decreased CLIN 0905 from [**REDACTED**] to [**REDACTED**]and Contract Modification HM0210-10-C-0002-P00015 which incorrectly re-included the [**REDACTED**] back into the Subtotal Contract Year 10 columns and Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00018	PAGEOF
		3	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

subsequently carried over into the reissued current contract).

f. Under Total Contract Value with Options, the Obligated Amount column is increased by [**REDACTED**]from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**]from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price is unchanged. (The Maximum Total Price is not affected by the corrections to the Maximum Total Price columns for CLIN Series 0800 and 0900.)

2.Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect the [**REDACTED**] obligated under CLIN 0401 SubCLIN 040104 and the [**REDACTED**]obligated under CLIN 0406 SubCLIN 040606. See change page 34 attached hereto.

3.The item description of SubCLIN 040106 (shown only on this Standard Form 30, Amendment of Solicitation/Modification of Contract) is corrected to read:

FROM:System Engineering Services Support. Funding for RDT&E task(s) as directed

TO:Commercial Satellite Imagery - SLA Funding.

Obligated Amount for this Modification:

[**REDACTED**]

New Total Obligated Amount for this Award:

[**REDACTED**]

Incremental Funded Amount changed:FROM

[**REDACTED**] TO [**REDACTED**]

Discount Terms:

Net 30

Payment:

[**REDACTED**]

FOB: Destination

Period of Performance: 09/01/2013 to 12/31/2015 Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00018	PAGEOF
		4	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0401 040104 040106

Change Item 0401 to read as follows(amount shown is the obligated amount):

Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity). Firm Fixed Price $300,000,000.00 CLIN VALUE [**REDACTED**] Incrementally Funded Amount: [**REDACTED**] Product/Service Code:         7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES Requisition No: NS38G84181AS19

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2014 to 08/31/2015

Change Item 040104 to read as follows(amount shown is the obligated amount):

Commercial Satellite Imagery - SLA Funding

CLIN VALUE[**REDACTED**]

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:            7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NS38G84289AS02, NS38G84336AS03,

NS38G85020AS07, NS38G85062AS09

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2014 to 08/31/2015

Change Item 040106 to read as follows(amount shown is the obligated amount):

Commercial Satellite Imagery - SLA Funding CLIN VALUE[**REDACTED**] Incrementally Funded Amount: [**REDACTED**]

Product/Service Code:         7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NS38G84289AS02

Accounting Info:

[**REDACTED**]

Continued ...

[**REDACTED**] [**REDACTED**] [**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00018	PAGEOF
		5	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0406	Funded: [**REDACTED**]				[**REDACTED**]
Period of Performance: 09/01/2014 to 08/31/2015
Change Item 0406 to read as follows(amount shown
is the obligated amount):
Commercial Satellite Imagery - System Engineering
Services Support. Ceiling Price [**REDACTED**]
Award Type: Time-and-materials
CLIN VALUE[**REDACTED**]
Incrementally Funded Amount: [**REDACTED**]
Product/Service Code:7640
Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES
Requisition No: NS38G84196AS23
Accounting Info:
[**REDACTED**]
Funded: [**REDACTED**]
Period of Performance: 09/01/2014 to 08/31/2015
Add Item 040606 as follows:
040606	System Engineering Services Support. Funding for				[**REDACTED**]
RDT&E task(s) as directed
Award Type: Time-and-materials
CLIN VALUE[**REDACTED**]
Incrementally Funded Amount: [**REDACTED**]
Product/Service Code:7640
Product/Service Description: MAPS, ATLASES,
CHARTS, & GLOBES
Requisition No: NS38G15065AS10
Accounting Info:
[**REDACTED**]
Funded: [**REDACTED**]
Period of Performance: 09/01/2014 to 08/31/2015
	G-1 Accounting and Appropriation Data [**REDACTED**] Continued ...				Amount [**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00018	PAGEOF
		6	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	[**REDACTED**] Total:				[**REDACTED**] [**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002- P00018

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

		This	Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0402	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0403	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0404	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0405	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0406	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0408	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 5	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0500
0501	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0502	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0503	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0504	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0505	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0506	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 6	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0600
0601	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0602	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0603	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0604	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0605	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0606	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 7	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0700
0701	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0702	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0703	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0704	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0705	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0706	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 8	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0800
0801	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0802	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0803	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0804	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0805	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0806	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 9	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

Contract Page 22 of 64 UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

Contract Page 22 of 64 UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002- P00018

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

		This	Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount

CLIN Series 0900
0901	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0902	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0903	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0904	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0905	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0906	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 10	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

Total Contract Value with Options	$2,585,780,000.00	[**REDACTED**]	[**REDACTED**]

B.8	(U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9	(U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)OPTION PERIODS

B.10	(U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**REDACTED**](reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**REDACTED**]	$250,000,000.00
[**REDACTED**]	Option CLIN 0401 (Contract Year 5) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**REDACTED**]	$300,000,000.00

HM0210-13-C-N002-P00018

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]

Contract Page 34 of 64 UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

Contract Page 34 of 64 UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1